SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2008

AVITAR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware                   1-15695              06-1174053
                                                                                                   (State or other jurisdiction          (Commission       (IRS Employer
of incorporation)                 File Number)     Identification No.)

65 Dan Road, Canton, Massachusetts              02021
(Address of principal executive offices)            (Zip code)

Registrant's telephone number, including area code:       (781) 821-2440

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange
Act (17 CFR 240.14d-2(b))

o Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2008, the Company entered into an Asset Purchase Agreement  for the sale of assets of its foam business to Carwild Corp. for gross proceeds of $175,000 subject to various conditions including clear title.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The sale of assets of the Company’s foam business to Carwild Corp. for gross proceeds of $175,000, as referred to in Item 1.01 above, was closed on August 15, 2008.

Item 5.01 Changes in Control of Registrant.

On August 15, 2008, all executive officers and directors resigned and Cory Gelmon was appointed as the sole officer and director of the Company effective upon the close of business August 15, 2008.

It is expected that the former executive officers will serve as consultants in connection with the proposed sale of assets of the Company’s diagnostic business and the closing of certain business operations.  The new management is expected to hire a Vice President of sales for the purpose of sourcing lines of diagnostic products for resale and also enter into a Joint Venture Agreement with Premier Medical to sell Nerve Conduction Velocity (“NCV”) tests in specified areas.

Item 5.02 (b) Departure of Directors or Certain Officers.

On August 15, 2008, all executive officers and directors resigned.  See Item 5.01 above.

Item 5.02 (c) and (d) Election of Directors; Appointment of Certain Officers.

Cory Gelmon was appointed as the sole officer and elected as director of the Company effective upon the close of business August 15, 2008.  See Item 5.01 above.  Mr. Gelmon is 48 years of age and holds the following offices:  President, Chief Executive Officer, Treasurer and Secretary.

During his long career in franchising, Mr. Gelmon has been an owner, promoter, executive and a franchise lawyer. Mr. Gelmon has been president and chief financial officer of Banyan Corporation (the parent of Premier Medical) since 2001. Since 1999 Mr. Gelmon has also practiced law with his brother in a law partnership, Britannia Law Office. From 1993 until 1997, he was chief operating officer and general counsel of Domino’s Pizza of Canada Ltd. Mr. Gelmon was largely responsible for growing the Domino's Pizza chain to 200 stores throughout Canada. He received his Bachelor of Laws with honors from the University of London in 1987 and a Bachelor of Arts from the University of Calgary in 1984.

Item 9.01.  Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

Exhibit         Description                                                                                             Location
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10.      Asset Purchase Agreement between the Company and                 Provided  Herewith
    Carwild Corp. dated August 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 15, 2008                  AVITAR, INC.

                                                         By:        /s/PETER P. PHILDIUS
                                         Name:  Peter P. Phildius
                                                         Title:    Chief Executive Officer